Exhibit 99.3

PDL BioPharma, Inc.
Q3-2013
November 6, 2013

Following are some of the key points regarding PDL’s third quarter 2013 financial and business results.
Net Income

•
Net income for the third quarter of 2013 was $56.2 million, or $0.36 per diluted share, as compared with net income of $48.6 million, or $0.32 per diluted share, in the same quarter of 2012. The increase in net income in the third quarter is primarily due to the 13 percent increase in royalty revenues.

2013 Dividends

•
On January 30, 2013, PDL’s Board of Directors declared regular quarterly dividends of $0.15 per share of common stock, payable on March 12, June 12, September 12 and December 12 of 2013 to all stockholders who own shares of PDL on March 5, June 5, September 5 and December 5 of 2013, the record dates for each of the dividend payments, respectively. On September 12, 2013, PDL paid the third quarterly dividend to stockholders of record totaling $21.0 million using earnings generated in the third quarter of 2013.

Four Recent Transactions

Debt Financing Provided to Direct Flow Medical, Inc.

•
On November 5, 2013, PDL entered into a debt financing transaction with Direct Flow Medical, Inc. (DFM), a transcatheter heart valve innovator focused on improving patient outcomes. PDL will provide a total of up to $50 million to DFM to be used to refinance its existing credit facility and fund the commercialization of its transcatheter aortic valve system used to treat aortic stenosis. An initial $35 million was provided at the close of the transaction, with the remaining $15 million to be funded upon the achievement of a specified revenue milestone.

Debt Financing Provided to Durata Therapeutics, Inc.

•
On October 31, 2013, PDL entered into a debt financing transaction with Durata Therapeutics, Inc. , a pharmaceutical company focused on the development and commercialization of novel therapeutics for patients with infectious diseases and acute illnesses. PDL will provide Durata with up to $70 million of debt financing to be used to refinance its existing credit facility and fund the commercialization of dalbavancin, an intravenous antibiotic product candidate, for the treatment of patients with acute bacterial skin and skin structure infections, or ABSSSI, caused by Gram-positive bacteria, such as S. aureus, including methicillin-resistant and multi-drug resistant strains, and certain streptococcal species. An initial $25 million was provided at the close of the transaction, with the remaining $45 million to be made available pending regulatory approval of dalbavancin.

Acquisition of Diabetes Royalty Rights and Milestones from Depomed, Inc.

•
On October 18, 2013, PDL acquired the rights to receive royalties and milestones payable on sales of Type 2 diabetes products licensed by Depomed in exchange for a $240.5 million cash payment. PDL will receive all royalty and milestone payments due under the agreements until it has received payments equal to two times the cash payment made to Depomed, after which all payments received will be shared evenly between PDL and Depomed.

Debt Financing Provided to LENSAR, Inc.

•
On October 1, 2013, PDL entered into a credit agreement with LENSAR, Inc., a leader in the development and commercialization of a more intelligent solution for refractive laser-assisted cataract surgery. PDL will provide LENSAR with up to $60 million of debt financing to be used to refinance its existing credit facility and fund the commercialization of its currently marketed LENSAR Laser System. An initial $40 million was provided at close of the transaction, with the remaining $20 million to be funded upon the attainment of a specified sales milestone.

PDL BioPharma, Inc.
Q3-2013
November 6, 2013

Update on Litigation with Genentech/Roche

•
PDL and Genentech/Roche have mutually agreed to stay the arbitration proceeding and to delay the time for responses in the Nevada litigation to allow time for discussions to determine if a settlement of certain issues is possible.  The parties may not reach agreement regarding settlement terms and PDL expects that it will renew its litigation efforts if settlement is unsuccessful.  PDL will have no further comment on this matter.

Term-loan of $75 Million
On October 28, 2013, PDL entered into a credit agreement with Royal Bank of Canada and Wells Fargo Bank. The Credit Agreement consists of a term loan of $75,000,000, with a term of one year.  PDL took advantage of an opportunity to borrow money at a very low cost of capital. The interest rates per annum applicable to amounts outstanding under the term loan are, at the Company’s option, either (a) the base rate (as defined in the Credit Agreement) plus 1.00%, or (b) the Eurodollar rate (as defined in the Credit Agreement) plus 2.00% per annum. Interest payments under the Credit Agreement are due on the interest payment dates specified in the Credit Agreement.

Updates on Approved Royalty Bearing Products

Avastin® (bevacizumab):

•	On October 17, 2013, Genentech/Roche reported that YTD worldwide sales increased by 13%.

◦	There was significant increase in sales in US in colorectal cancer due to label expansion through multiple lines of therapy.

◦	Strong sales in EU were driven by ovarian and colorectal cancers with the latter due to the label expansion through multiple lines of therapy.

◦	Steady growth in Japan in colorectal cancer, breast cancer and non-small cell lung cancer.

•	On July 25, 2013, Genentech/Roche stated that it intends to file for approval for treatment of cervical cancer in US and EU in 2014.

•	On December 12, 2012 and January 24, 2013, Genentech/Roche announced EU and US approval, respectively for second line metastatic colorectal cancer.

Herceptin® (trastuzumab):

•	On October 17, 2013, Genentech/Roche reported that YTD worldwide sales increased by 6%.

•	On September 2, 2013, Genentech/Roche said European Commission approved a subcutaneous formulation of Herceptin to treat HER2-positive breast cancer.

◦	Subcutaneous administration takes 2-5 minutes instead of 30-90 minutes with the approved IV administration.

Lucentis® (ranibizumab):

•	On October 17, 2013, Genentech/Roche reported that YTD US sales increased by 13%.

◦	Less frequent than monthly dosing regimen is stabilizing market share in AMD.

◦	Increasing share in RVO and DME markets.

•	On October 22, 2013, Novartis reported that 32Q13 ex-US sales were $581 million, down 1% from 3Q12.

Tysabri® (natalizumab):

•	On October 28, 2013, Biogen Idec reported that global sales in 3Q13 were $403 million, flat from a year ago.

Xolair® (omalizumab):

•	On October 17, 2013, Genentech/Roche reported that YTD US sales increased by 12%.

•	On October 22, 2013, Novartis reported that 3Q13 ex-US sales were $151 million, up 13% from 3Q12.

•
On June 26, 2013, Novartis announced that the second Phase 3 trial in 335 patients ages 12-75 with moderate to severe refractory chronic idiopathic urticaria (CIU) treated with 300 mg subcutaneous Xolair given every 4 weeks for 24 weeks as an add-on to antihistamine therapy met the primary efficacy endpoint with a similar incidence and severity of adverse events between treated and placebo patients.

◦
In February 2013, Novartis reported data from the first Phase 3 in 323 patients ages 12-75 with moderate to severe refractory CIU showing that 150 and 300 mg doses of Xolair as an add-on to antihistamine therapy each met the primary efficacy endpoint.

•	On July 17, 2013, Novartis disclosed that it had filed for EU approval for CIU.

PDL BioPharma, Inc.
Q3-2013
November 6, 2013

•	On October 10, 2013, Genentech/Roche announced that the FDA had accepted for filing the US approval application for CIU with a PDUFA date in second quarter of 2014.

Actemra® (tocilizumab):

•	On October 17, 2013, Genentech/Roche reported that YTD worldwide sales increased by 33%.

◦	Sales growth was driven by monotherapy use with US being the biggest contributor to growth.

•	On October 21, 2013, Genentech/Roche announced approval of the subcutaneous formulation.

•	On April 30, 2013, Genentech/Roche announced that FDA had approved its use for the treatment of a rare, debilitating condition in children known as polyarticular juvenile idiopathic arthritis.

Perjeta™ (pertuzumab):

•	On October 17, 2013, Genentech/Roche reported YTD sales of CHF 186 million.

•	Genentech/Roche announced EMA approval in March 2013.

•	On September 30, 2013, Genentech/Roche announced that FDA had granted accelerated approval for the neo-adjuvant indication.

Kadcyla™ (TDM-1 or ado-trastuzumab emtansine):

•	On October 17, 2013, Genentech/Roche reported YTD sales of CHF 156 million.

◦
On February 22, 2013, Genentech/Roche announced that FDA approval for second line treatment of HER2+ metastatic breast cancer and first line treatment for patients who relapse within 6 months following adjuvant therapy.

•
On September 20, 2013, EU's Committee for Medicinal Products for Human Use recommended approval for the treatment of adults with HER2-positive, inoperable locally advanced or metastatic breast cancer who previously received trastuzumab and a taxane, separately or in combination.

•	Also on September 20, 2013, Japan approved it for the same indication.

•
On July 25, 2013, Genentech/Roche announced that a Phase 3 trial comparing Kadcyla to the physician's choice of treatment in patients with HER2-positive breast cancer who have already been treated with a HER2-targeted therapy, met its co-primary endpoint of progression free survival. The other endpoint is overall survival, but these data are not yet mature.

Gazyva™ (Obinutuzumab or GA101):

•
On November 1, 2013, Genentech/Roche announced that Gazyva™ (obinutuzumab), formerly known as GA101, became the first therapy approved through the FDA’s breakthrough therapy designation, indicated in combination with chlorambucil to treat previously untreated chronic lymphocytic leukemia (CLL). Genentech/Roche expect Gazyva to be on the market in the United States by mid-November.

•
On May 15, 2013, Genentech/Roche announced approval applications for the treatment of chronic lymphocytic leukemia (CLL) had been submitted to regulatory authorities including the European Medicines Association (EMA) and the FDA.

◦	Also announced, FDA designated it as a breakthrough therapy for CLL.

◦
Previously, Genentech/Roche announced that results from Stage 1 of a Phase 3 trial showed CLL patients treated with obinutuzumab + chlorambucil had a progression free survival (PFS) of 23 months compared to 10.9 months for patients treated with chlorambucil only.

•	On July 2, 2013, Genentech/Roche announced FDA accepted their approval application and it had been granted priority review by FDA with a PDUFA date of December 20, 2013.

•
On July 23, 2013, Genentech/Roche announced that results from planned interim analysis of Stage 2 of same Phase 3 trial showed CLL patients treated with obinutuzumab + chlorambucil lived significantly longer without disease worsening (PFS) than patients receiving Rituxan + chlorambucil.

•
While the differences in PFS will not be disclosed until ASH in early December 2013, Genentech/Roche stated that the endpoint was achieved sooner than the target date of 2014 because of the magnitude of the difference between the two arms in Stage 2.

PDL BioPharma, Inc.
Q3-2013
November 6, 2013

Forward-looking Statements
This document contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Important factors that could impair the value of the Company's royalty assets, restrict or impede the ability of the Company to invest in new income generating assets and limit the Company's ability to pay dividends are disclosed in the risk factors contained in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

PDL BioPharma, Inc.
Q3-2013
November 6, 2013

Royalty Revenue by Product ($ in 000's) *
Avastin	Q1	Q2	Q3	Q4	Total
2013	33,234	46,720	32,224	—	112,177
2012	23,215	41,670	25,955	30,041	120,882
2011	22,283	41,967	23,870	22,886	111,006
2010	16,870	44,765	29,989	24,922	116,547
2009	13,605	35,161	21,060	15,141	84,966
2008	9,957	30,480	19,574	12,394	72,405
2007	8,990	21,842	17,478	9,549	57,859
2006	10,438	15,572	15,405	12,536	53,952
Herceptin	Q1	Q2	Q3	Q4	Total
2013	30,287	47,353	30,961	—	108,602
2012	25,702	44,628	30,433	28,307	129,070
2011	25,089	42,209	31,933	21,812	121,042
2010	23,402	38,555	27,952	25,441	115,350
2009	16,003	32,331	26,830	18,615	93,779
2008	14,092	34,383	28,122	20,282	96,880
2007	19,035	28,188	22,582	14,802	84,608
2006	15,142	19,716	21,557	20,354	76,769
Lucentis	Q1	Q2	Q3	Q4	Total
2013	12,032	30,066	13,536	—	55,633
2012	10,791	27,938	12,552	11,097	62,377
2011	8,878	24,313	12,157	10,750	56,099
2010	7,220	19,091	10,841	8,047	45,198
2009	4,621	12,863	8,123	6,152	31,759
2008	3,636	11,060	7,631	4,549	26,876
2007	2,931	6,543	6,579	3,517	19,570
2006	—	—	289	3,335	3,624
Xolair	Q1	Q2	Q3	Q4	Total
2013	5,930	10,025	7,334	—	23,288
2012	5,447	8,609	6,504	6,145	26,705
2011	4,590	7,621	5,916	5,823	23,949
2010	3,723	6,386	4,980	4,652	19,741
2009	2,665	5,082	4,085	3,722	15,553
2008	1,488	4,866	3,569	2,927	12,850
2007	1,684	3,942	3,332	2,184	11,142
2006	2,263	2,969	3,041	2,495	10,768
Perjeta	Q1	Q2	Q3	Q4	Total
2013	340	1,414	748	—	2,502
2012	—	—	58	250	308
2011	—	—	—	—	—
2010	—	—	—	—	—
2009	—	—	—	—	—
2008	—	—	—	—	—
2007	—	—	—	—	—
2006	—	—	—	—	—
Kadcyla	Q1	Q2	Q3	Q4	Total
2013	—	551	830	—	1,381
2012	—	—	—	—	—
2011	—	—	—	—	—
2010	—	—	—	—	—
2009	—	—	—	—	—
2008	—	—	—	—	—
2007	—	—	—	—	—
2006	—	—	—	—	—
Tysabri	Q1	Q2	Q3	Q4	Total
2013	12,965	13,616	11,622	—	38,203
2012	11,233	12,202	11,749	12,255	47,439
2011	9,891	10,796	11,588	11,450	43,725
2010	8,791	8,788	8,735	9,440	35,754
2009	6,656	7,050	7,642	8,564	29,912
2008	3,883	5,042	5,949	6,992	21,866
2007	839	1,611	2,084	2,836	7,370
2006	—	—	—	237	237
Actemra	Q1	Q2	Q3	Q4	Total
2013	2,631	2,816	2,939	—	8,386
2012	1,705	2,074	2,145	2,462	8,385
2011	913	1,136	1,401	1,460	4,910
2010	1,587	237	315	688	2,827
2009	585	537	909	1,197	3,228
2008	44	—	146	369	559
2007	32	—	—	17	49
2006	—	—	—	—	—
* As reported to PDL by its licensees
Totals may not sum due to rounding

PDL BioPharma, Inc.
Q3-2013
November 6, 2013

Reported Net Sales Revenue by Product ($ in 000's) *
Avastin	Q1	Q2	Q3	Q4	Total
2013	1,653,108	1,694,678	1,746,135	—	5,093,921
2012	1,502,757	1,573,727	1,551,327	1,662,977	6,290,788
2011	1,597,461	1,582,705	1,581,095	1,469,994	6,231,255
2010	1,506,788	1,596,892	1,594,707	1,646,218	6,344,605
2009	1,345,487	1,295,536	1,439,730	1,514,053	5,594,806
2008	980,715	1,084,930	1,180,427	1,239,382	4,485,454
2007	678,068	746,587	797,013	875,084	3,096,752
2006	439,318	516,052	570,551	592,897	2,118,817
Herceptin	Q1	Q2	Q3	Q4	Total
2013	1,681,574	1,744,145	1,681,860	—	5,107,579
2012	1,515,255	1,625,313	1,663,695	1,650,495	6,454,759
2011	1,391,568	1,559,975	1,642,898	1,432,771	6,027,211
2010	1,270,846	1,349,512	1,300,934	1,409,310	5,330,602
2009	1,210,268	1,133,993	1,226,435	1,278,626	4,849,323
2008	1,105,426	1,195,215	1,211,982	1,186,806	4,699,428
2007	891,761	949,556	979,602	1,015,033	3,835,952
2006	529,585	659,719	761,099	803,576	2,753,979
Lucentis	Q1	Q2	Q3	Q4	Total
2013	1,203,179	1,171,423	1,200,791	—	3,575,394
2012	1,079,092	1,086,543	1,097,541	1,109,695	4,372,871
2011	887,757	943,418	1,052,809	1,075,015	3,958,999
2010	721,967	698,890	745,376	804,684	2,970,917
2009	462,103	469,736	555,296	615,212	2,102,347
2008	363,615	393,682	460,167	454,922	1,672,386
2007	224,820	219,579	299,995	322,300	1,066,695
2006	—	—	10,689	157,742	168,431
Xolair	Q1	Q2	Q3	Q4	Total
2013	341,309	365,778	391,900	—	1,098,987
2012	310,234	314,638	347,796	340,431	1,313,100
2011	267,754	277,642	310,874	314,911	1,171,182
2010	228,859	225,878	251,055	263,389	969,179
2009	184,669	181,086	211,006	219,693	796,454
2008	137,875	169,521	177,179	183,753	668,329
2007	129,172	130,700	144,250	147,754	551,876
2006	95,241	99,354	112,608	118,002	425,204
Perjeta	Q1	Q2	Q3	Q4	Total
2013	34,008	55,076	66,353	—	155,437
2012	—	—	5,080	25,000	30,079
2011	—	—	—	—	—
2010	—	—	—	—	—
2009	—	—	—	—	—
2008	—	—	—	—	—
2007	—	—	—	—	—
2006	—	—	—	—	—
Kadcyla	Q1	Q2	Q3	Q4	Total
2013	—	21,459	73,626	—	95,085
2012	—	—	—	—	—
2011	—	—	—	—	—
2010	—	—	—	—	—
2009	—	—	—	—	—
2008	—	—	—	—	—
2007	—	—	—	—	—
2006	—	—	—	—	—
Tysabri	Q1	Q2	Q3	Q4	Total
2013	434,677	451,358	387,407	—	1,273,442
2012	374,430	401,743	391,623	408,711	1,576,508
2011	329,696	356,876	388,758	381,618	1,456,948
2010	293,047	287,925	293,664	316,657	1,191,292
2009	221,854	229,993	257,240	285,481	994,569
2008	129,430	163,076	200,783	233,070	726,359
2007	30,468	48,715	71,972	94,521	245,675
2006	—	—	—	7,890	7,890
Actemra	Q1	Q2	Q3	Q4	Total
2013	87,703	91,374	97,961	—	277,038
2012	56,662	66,624	71,505	82,053	276,843
2011	30,433	35,370	46,709	48,671	161,183
2010	52,908	5,405	10,493	22,919	91,725
2009	19,504	17,920	30,313	39,888	107,625
2008	1,452	1,377	5,981	12,305	21,115
2007	—	—	—	1,137	1,137
2006	—	—	—	—	—
* As reported to PDL by its licensee. Dates in above charts
reflect when PDL receives royalties on sales. Sales occurred in the quarter prior to the dates in the above charts.
Totals may not sum due to rounding

PDL BioPharma, Inc.
Q3-2013
November 6, 2013

Manufacturing Location & Sales - Genentech / Roche & Novartis ($ in 000's) *

Avastin Sales	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2	2013 - Q3
US Made & Sold	724,483	679,914	710,501	664,109	750,491	716,337
US Made & ex-US Sold	532,979	428,976	281,905	161,369	165,651	360,177
ex-US Made & Sold	316,265	442,437	670,572	827,629	778,536	669,621
Total	1,573,727	1,551,327	1,662,977	1,653,108	1,694,678	1,746,135
US Made & Sold	46%	44%	43%	40%	44%	41%
US Made & ex-US Sold	34%	28%	17%	10%	10%	21%
ex-US Made & Sold	20%	29%	40%	50%	46%	38%

Herceptin Sales	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2	2013 - Q3
US Made & Sold	497,109	503,612	515,790	514,113	583,677	518,790
US Made & ex-US Sold	466,477	545,625	552,127	486,400	563,243	522,159
ex-US Made & Sold	661,727	614,459	582,578	681,060	597,225	640,911
Total	1,625,313	1,663,695	1,650,495	1,681,574	1,744,145	1,681,860
US Made & Sold	31%	30%	31%	31%	33%	31%
US Made & ex-US Sold	29%	33%	33%	29%	32%	31%
ex-US Made & Sold	41%	37%	35%	41%	34%	38%

Lucentis Sales	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2	2013 - Q3
US Made & Sold	412,131	385,746	381,592	392,207	419,030	449,834
US Made & ex-US Sold	674,411	711,795	728,103	810,972	752,393	750,958
ex-US Made & Sold	—	—	—	—	—	—
Total	1,086,543	1,097,541	1,109,695	1,203,179	1,171,423	1,200,791
US Made & Sold	38%	35%	34%	33%	36%	37%
US Made & ex-US Sold	62%	65%	66%	67%	64%	63%
ex-US Made & Sold	—%	—%	—%	—%	—%	—%

Xolair Sales	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2	2013 - Q3
US Made & Sold	193,600	211,702	210,892	207,976	218,860	236,180
US Made & ex-US Sold	—	—	—	—	—	—
ex-US Made & Sold	121,039	136,094	129,540	133,333	146,918	155,720
Total	314,638	347,796	340,431	341,309	365,778	391,900
US Made & Sold	62%	61%	62%	61%	60%	60%
US Made & ex-US Sold	—%	—%	—%	—%	—%	—%
ex-US Made & Sold	38%	39%	38%	39%	40%	40%

Perjeta Sales	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2	2013 - Q3
US Made & Sold	—	5,080	24,571	32,377	48,979	49,111
US Made & ex-US Sold	—	—	428	1,632	6,096	17,242
ex-US Made & Sold	—	—	—	—	—	—
Total	—	5,080	25,000	34,008	55,076	66,353
US Made & Sold	—%	100%	98%	95%	89%	74%
US Made & ex-US Sold	—%	—%	2%	5%	11%	26%
ex-US Made & Sold	—%	—%	—%	—%	—%	—%

Kadcyla Sales	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2	2013 - Q3
US Made & Sold	—	—	—	—	21,459	72,887
US Made & ex-US Sold	—	—	—	—	—	739
ex-US Made & Sold	—	—	—	—	—	—
Total	—	—	—	—	21,459	73,626
US Made & Sold	—%	—%	—%	—%	100%	99%
US Made & ex-US Sold	—%	—%	—%	—%	—%	1%
ex-US Made & Sold	—%	—%	—%	—%	—%	—%

Total Sales	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2	2013 - Q3
US Made & Sold	1,827,323	1,786,053	1,843,345	1,810,783	2,042,496	2,043,139
US Made & ex-US Sold	1,673,867	1,686,395	1,562,564	1,460,373	1,487,383	1,651,276
ex-US Made & Sold	1,099,031	1,192,990	1,382,690	1,642,023	1,522,679	1,466,252
Total	4,600,221	4,665,438	4,788,598	4,913,178	5,052,559	5,160,667
US Made & Sold	40%	38%	38%	37%	40%	40%
US Made & ex-US Sold	36%	36%	33%	30%	29%	32%
ex-US Made & Sold	24%	26%	29%	33%	30%	28%
* As reported to PDL by its licensee. Dates in above charts
reflect when PDL receives royalties on sales. Sales occurred in the quarter prior to the dates in the above charts.
Totals may not sum due to rounding